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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: November 12, 2003

UnitedGlobalCom, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	000-496-58 (Commission File Number)	84-1602895 (IRS Employer Identification #)

4643 South Ulster Street, Suite 1300, Denver, CO 80237
(Address of Principal Executive Office)

(303) 770-4001
(Registrant's telephone number, including area code)

Item 5.    Other Events and Regulation FD Disclosure.

        On November 12, 2003, UnitedGlobalCom, Inc. (the "Company") announced that it is amending its exchange offer for all of the outstanding shares of UGC Europe, Inc. ("UGC Europe") that is not owned by the Company or its subsidiaries. The Company has increased the exchange ratio to 10.3 shares of the Company's Class A common stock for each share of UGC Europe common stock validly tendered and not withdrawn. This offer amends and supersedes the Company's previous offer, announced on October 6, 2003.

        Among other changes, the Company has amended the terms of the exchange offer such that (1) the "minimum" tender condition (which required the tender of a majority of UGC Europe shares not held by the Company and certain of its affiliates) has been eliminated, (2) the condition to the exchange offer that enough UGC Europe shares are tendered such that the Company and its subsidiaries collectively own at least 90% of the outstanding UGC Europe common stock after consummation of the exchange offer is no longer waivable by the Company, and (3) the expiration date of the exchange offer has been extended to Thursday, December 18, 2003. If the exchange offer is successfully completed, the Company will effect a "short-form" merger of UGC Europe and a wholly-owned subsidiary of the Company, by which the Company would acquire the remaining shares of UGC Europe for the same consideration as is offered in the exchange offers. The Company will shortly file an amended Schedule TO describing in more detail the terms of the amended exchange offer.

        The Company also announced that it has entered into an agreement with its majority stockholder, Liberty Media Corporation ("Liberty"), pursuant to which Liberty has agreed to certain limitations on the exercise of its preemptive rights to acquire additional shares of the Company's Class A common stock in connection with the issuance of Class A common stock in the exchange offer and merger. A copy of this agreement is included herewith as Exhibit 10.1.

        A copy of the press release of the Company, dated November 12, 2003 announcing the above-mentioned matters is included herewith as Exhibit 99.1.

Item 7.    Financial Statements and Exhibits.

        (c)   Exhibits.

Exhibit Number	Description

10.1	Letter Agreement, dated November 12, 2003, by and between the Company and Liberty.
99.1
Press release of the Company, dated November 12, 2003 announcing an increase in the exchange ratio, the amendment of certain other terms of the exchange offer, and the waiver by Liberty of certain of its preemptive rights.
99.2	Press release of the Company, dated November 12, 2003 announcing its operating and financial results for the third quarter ended September 30, 2003.

Item 12.    Results of Operations and Financial Condition.

        On November 12, 2003, the Company issued a press release announcing its operating and financial results for the third quarter ended September 30, 2003. A copy of the press release is included herewith as Exhibit 99.2.

        LIMITATION ON INCORPORATION BY REFERENCE. In accordance with General Instruction B.6 of Form 8-K, the information furnished in this Item 12 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.

        CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS. Except for historical information contained in the press releases attached as exhibits hereto, the press releases contain forward-looking statements which involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. Please refer to the cautionary note in the press releases regarding these forward-looking statements. We acknowledge that the "safe harbor" for forward-looking statements under the Private Securities Litigation Reform Act of 1995 does not apply to forward-looking statements that relate to the exchange offer.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITEDGLOBALCOM, INC.
	By:	/s/ FREDERICK G. WESTERMAN III Frederick G. Westerman III Chief Financial Officer
November 12, 2003

EXHIBIT INDEX

Exhibit Number	Description

10.1	Letter Agreement, dated November 12, 2003, by and between the Company and Liberty.
99.1
Press release of the Company, dated November 12, 2003 announcing an increase in the exchange ratio, the amendment of certain other terms of the exchange offer, and the waiver by Liberty of certain of its preemptive rights.
99.2	Press release of the Company, dated November 12, 2003 announcing its operating and financial results for the third quarter ended September 30, 2003.

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  Item 5. Other Events and Regulation FD Disclosure.
  Item 7. Financial Statements and Exhibits.
  Item 12. Results of Operations and Financial Condition.
SIGNATURE
EXHIBIT INDEX